Exhibit 10.98

July     , 2009

[Executive Officer]

Deltek, Inc.

13880 Dulles Corner Lane

Herndon, VA 20171

Dear             :

Reference is made to (i) the Shareholders’ Agreement, dated as of April 22, 2005 (as it has been and may be amended from time to time, the “Shareholders’ Agreement”), by and among Deltek, Inc., a Delaware corporation (formerly Deltek Systems, Inc., a Virginia corporation) (the “Company”), the shareholders of the Company listed on the signature pages to the Shareholders’ Agreement and, with respect to Sections 3.3 and 3.4 thereof, New Mountain Partners II, L.P., New Mountain Affiliated Investors II, L.P. and Allegheny New Mountain Partners, L.P. (collectively, the “NMP Entities”) and (ii) the Joinder Agreement (the “Joinder Agreement”), by and among you, the Company and the NMP Entities, pursuant to which you became a party to the Shareholders’ Agreement.

On February 19, 2009, the Compensation Committee of the Board of Directors of the Company approved an award to you (the “Award”) of             restricted shares of common stock of the Company (the “Restricted Shares”). The Award has been separately communicated to you by the Company, and the terms of the Award were set forth in a Restricted Stock Agreement by and between you and the Company (the “Restricted Stock Agreement”). In connection with the Award and with respect to the Restricted Shares, this letter is to confirm our agreement as follows:

1. Each of the Company and the NMP Entities hereby waives any compliance by you with Section 3.1 of the Shareholders’ Agreement with respect to the Restricted Shares from and after the date all restrictions upon the Restricted Shares shall have lapsed pursuant to the terms of the Restricted Stock Agreement.

2. In all other respects, the Shareholders’ Agreement and the Joinder Agreement shall remain in full force and effect in accordance with their respective terms with respect to the Restricted Shares. Moreover, the waiver contained in this letter shall apply only to the Restricted Shares and not to any other shares of common stock of the Company that you may now own or hereafter acquire.

If the foregoing corresponds to your understanding of our agreement, please sign this letter in the space provided and return it to us.

[Remainder of page intentionally left blank]

Very truly yours,

DELTEK, INC.

By:
Name:
Title:

NEW MOUNTAIN PARTNERS II, L.P.

By:	New Mountain Investments II, L.L.C., its general partner

By:
	Name:	Steven B. Klinsky
	Title:	Managing Member

NEW MOUNTAIN AFFILIATED INVESTORS II, L.P.

By:	New Mountain Investments II, L.L.C., its general partner

By:
	Name:	Steven B. Klinsky
	Title:	Managing Member

ALLEGHENY NEW MOUNTAIN PARTNERS, L.P.

By:	New Mountain Investments II, L.L.C., its general partner

By:
	Name:	Steven B. Klinsky
	Title:	Managing Member

ACKNOWLEDGED AND AGREED TO
AS OF THE DATE FIRST WRITTEN ABOVE

[Executive Officer]